SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C.  20549

                       ________


                     FORM 8-K


                   CURRENT REPORT




       Pursuant to Section 13 or 15(d) of the

          Securities Exchange Act of 1934



Date of Report:  October 11, 1995
Date of Earliest Event Reported: October 9, 1995


          HARNISCHFEGER INDUSTRIES, INC.
-------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)


  Delaware               1-9299          39-1566457
--------------------------------------------------------
(State or Other      (Commission        (IRS Employer
Jurisdiction of       File Number)      Identification
Incorporation)        No.)


13400 Bishops Lane, Brookfield, Wisconsin 53005
-----------------------------------------------------
(Address of Principal Executive Offices-Zip Code)


                  (414) 671-4400
               --------------------
(Registrant's telephone number, including area code)

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Item 5.   Other Events.

          On October 9, 1995, Harnischfeger Industries,
Inc. (the "Company") and The First National Bank of Boston, as Rights Agent, amended the Rights Agreement dated as of February 8, 1989, between the Company and the Rights Agent, pursuant to and on the terms set forth in Exhibit 4 attached hereto.

Item 7.   Exhibits.

          4.   Amendment, dated as of October 9, 1995,
               to the Rights Agreement, dated as of
               February 8, 1989, between Harnischfeger
               Industries, Inc. and The First National
               Bank of Boston, as Rights Agent.


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                     SIGNATURE



          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    HARNISCHFEGER INDUSTRIES, INC.



Date: October 11, 1995   By:/s/ Eric B. Fonstad
                         -------------------------

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                  EXHIBIT INDEX


Exhibit
No.
---------

4.   Amendment, dated as of October 9, 1995, to the Rights
     Agreement, dated as of February 8, 1989, between Harnischfeger Industries, Inc. and The First National
     Bank of Boston, as Rights Agent.


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